Exhibit 10.32

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 2

to the

Services Agreement Relating to

the Cell Line Known as [**]

Expressing Product XR- [**]

dated 6 June 2000

Between

LONZA BIOLOGICS PLC

and

XCYTE THERAPIES INC

THIS SECOND AMENDMENT is made the 18th day of April 2001 to an Agreement dated 6 JUNE 2000.

between

LONZA BIOLOGICS PLC of 228 Bath Road, Slough, Berkshire, SL1 4DY, England (hereinafter referred to as “LB”)

and

XCYTE THERAPIES INC. of 1124 Columbia Street, Suite 130, Seattle, Washington 98104, USA (hereinafter referred to as “the Customer”)

WHEREAS

A.	Customer and LB entered into the Agreement dated 6th June 2000 (hereinafter referred to as “the Agreement”), under which LB is required to perform the Services as stated therein.

B.	Customer would like LB to carry out additional activities under the Agreement.

C.	LB is willing to undertake at the discretion of LB the additional activities.

NOW THEREFORE IT IS HEREBY AGREED as follows:

1.	Schedule 2 to the Agreement shall be amended to include the Services as set out in Appendix 1 hereto.

2.	Schedule 3 of the Agreement shall be amended to include provision of payment for the above mentioned additional Services, as set out in Appendix 2 hereto.

3.	Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

AS WITNESS the hands of the duly authorized representatives of the parties hereto the day and year first before written.

SIGNED BY:

For and in behalf of	/s/ Judith Symes
LONZA BIOLOGICS PLC	Secretary
Title

SIGNED BY:

For and in behalf of	/s/ Ronald J. Berenson
XCYTE THERAPIES INC	President & CEO
Title

APPENDIX 1

Stages 15, 16, 17 of the Services shall be added to Schedule 2 as follows:

SCHEDULE 2

“Stage 15 – [**]

Note:	This Stage to be undertaken by mutual agreement between LB and Customer.

15.1	Objectives

15.1.1	To carry out a [**] at [**].

15.1.2	To store [**] for further [**].

15.2	Activities

15.2.1	Recover [**] from the MCB or WCB and [**] to [**]. Carry out [**].

15.2.2	To carry out a series of [**] to evaluate the effect of [**] on [**].

15.2.3	Carry out [**] at [**].

15.2.4	Clarify [**]. Refine the [**] of the [**] stage in the Process.

15.2.5	Measure [**] and across [**].

15.2.6	Store [**].

15.2.7	Review requirements (if any) for [**] that may be needed following this study. Any such [**] are subject to agreement.

15.2.8	Produce a [**] on the [**] operations.

Note:	The following operational activities 15.2.9 – 15.2.11 to be agreed between LB and Customer.

15.2.9	[**] using procedure established in Stage 3 to be agreed between LB and Customer.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.2.10	Test [**] by [**]. Also test by the[**].

15.2.11	Issue [**] on the [**].

15.3	Timescale

Stage 15 shall be complete upon the issuance of the summary report. It is estimated that the summary report will be issued [**] from the commencement of the Stage.

“Stage 16 – [**]

Note:	This Stage to be undertaken by mutual agreement between LB and Customer.

16.1	Objectives

16.1.1	To prepare cGMP documentation for use in manufacture of [**].

16.1.2	To carry out a [**].

16.1.3	To evaluate the ability of the Process to produce Product meeting the [**] included in the draft Specification.

16.1.4	To store [**] for further processing.

16.2	Activities

Note:	This Stage to be undertaken by mutual agreement between LB and Customer.

16.2.1	Prepare cGMP documentation. The documentation shall cover:

•	[**] manufacturing directions and in-Process controls contained in the manufacturing directions.

•	Materials Specifications (as required)

•	Sampling protocols.

16.2.2	Recover [**] from the MCB or WCB and [**] to [**]. Carry out [**].

16.2.3	Clarify [**]. Refine the [**] of the [**] stage in the Process.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16.2.4	Measure [**] and across [**].

16.2.5	Store [**].

16.2.6	Review requirements (if any) for [**] that may be needed following this study. Any such [**] are subject to agreement.

16.2.7	Produce a [**] on the [**] operations.

16.3	Timescale

Stage 16 shall be complete upon the issuance of the summary report. It is estimated that the summary report will be issued [**] from the commencement of the Stage.

Stage 17 – [**]

Note:	This Stage to be undertaken at the discretion of LB on behalf of the Customer.

17.1	Objectives

17.1.1	To [**] from one of the [**] batches produced at either [**] by the [**] process defined in Stage 3.

17.2	Activities

17.2.1	[**] at [**] of the [**] batches produced at either [**] by the process defined in Stage 3.

17.2.2	Test [**] by [**]. Also test by the [**].

17.2.3	Review requirements (if any) for [**] that may be needed following this study before GMP production. Any such [**] are subject to agreement between Biologics and the Customer with consideration to [**] requirements.

17.2.4	Produce a 5 page summary report on the [**].

17.3	Timescale

Stage 17 shall be complete upon the issuance of the summary report. It is estimated that the summary report will be issued [**] from the commencement of the Stage.”

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 2

The following shall be added to Schedule 3 of the Agreement

“1.0	Price

In consideration for LB carrying out the additional Services as detailed in Schedule 2 the Customer shall pay LB as follows:

Stage	Description	Cost Price (UK £ sterling)
15	[**]	£[**]*
15 including option	[**]	£[**]
16	[**]	£[**] **
17	[**]	£[**]

*	In the event the [**] activities are undertaken by LB the price of Stage 15 shall revert to the price for Stage 15 including option.
**	Price to be confirmed. The value of the Stage is subject to confirmation between LB and Customer prior to commencement.

2.0	Payment

Payment by the Customer of the Price for each Stage shall be made against LB invoices that will be issued as follows:

Stage	Payment
For Stage 15	[**] upon commencement of Stage 15. [**] upon issue of summary report to Customer.

For Stage 15	[**] upon commencement of Stage 15.

Option	[**] upon issue of summary report to Customer.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

For Stage 16	[**] upon commencement of Stage 16. [**] upon issue of summary report to Customer.

For Stage 17	[**] upon commencement of Stage 16. [**] upon issue of summary report to Customer.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.